UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                Pursuant to Section 13 OR 15(d) of the Securities

              Exchange Act of 1934 Date of Report (Date of earliest event reported) October 24, 2008 (October 21, 2008)

                                COLUMBIA BANCORP
                               ------------------
             (Exact name of registrant as specified in its chapter)

           Oregon                      0-27938                   93-1193156
           -------                     -------                   ----------
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

                        401 East Third Street, Suite 200,
                            The Dalles, Oregon 97058
                    (Address of principal executive offices)

                                 (541) 298-6649
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

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      Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      On October 21, 2008, Greg B. Spear resigned as Vice Chair and Chief Financial Officer of Columbia Bancorp (the "Company") and Columbia River Bank (the "Bank"), effective as of November 3, 2008. Mr. Spear has served as Vice Chair of the Company and the Bank since September, 2007 and as the Chief Financial Officer of the Company and the Bank since June, 2001.

      Staci L. Coburn, CPA, the Bank's Corporate Vice President and Chief Accounting Officer will continue to oversee the Bank's financial management team and corporate business services. A copy of the press release is furnished as
Exhibit 99.1 to this report and is incorporated by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 24, 2008                    /s/ Terry L. Cochran
                                           ---------------------------------
                                           Terry L. Cochran,
                                           President and Chief Executive Officer